Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports Solid First Quarter,

Raises Full Year 2016 Outlook, and

Expects Double-Digit Earnings Growth in 2017,

Including Retention of Europe Business

LIVONIA, Mich., April 28, 2016 – Tower International, Inc. [NYSE: TOWR], a leading global manufacturer of engineered automotive structural metal components and assemblies, today announced first quarter 2016 results, updated its outlook for full year 2016, provided a preliminary outlook for 2017, and discussed developments regarding Tower’s businesses in Europe, Brazil, and China.

•	Revenue for the first quarter was $511 million. At constant exchange rates, revenue was $523 million, up 5% from $497 million in the first quarter of 2015.

•	Adjusted EBITDA for the quarter was $46.2 million, compared with $48.1 million a year ago. The decline was more than explained by the planned and anticipated up-front expenses associated with the major new business awarded to Tower North America in 2015.

•	Net income was $8.4 million, compared with $14 million last year. As detailed below, this year’s first quarter included certain items that adversely impacted results by $5.2 million. Excluding these items and comparable items in the first quarter of 2015, diluted adjusted earnings were 63 cents per share, compared with 82 cents a year ago. The decline was more than explained by the previously disclosed resumption this year of accrued U.S. income taxes.

•	The Company has completed its evaluation of Tower Europe and has decided to retain the business. Tower Europe is a strong and competitive business, the European industry is recovering, and potentially significant new business opportunities have recently arisen with multiple customers, further bolstering the long-term outlook. There is no further intention to sell this business.

•	Tower’s remaining businesses in Brazil and China are no longer considered to be core and were declared in April as held for sale. In the Company’s next quarterly report, these businesses will be accounted for as discontinued operations. Projected 2016 financial results for these combined businesses included revenue of about $100 million (less than 5% of total Tower), with adjusted EBITDA of $3 million and an adjusted net loss of about 10 cents per TOWR share.

•	The outlook for full year 2016 earnings from continuing operations is being raised from $3.00 to $3.20 per share. Anticipated free cash flow (including customer tooling) is being increased by $10 million (to $20 million).

•	The preliminary directional outlook for continuing operations in 2017 includes a 10% increase from projected 2016 in adjusted EBITDA (to $225 million), a 16% increase in diluted adjusted earnings per share (to $3.70), adjusted EBITDA margin increasing to 11%, and strong free cash flow of $70 million. The anticipated improvements in 2017 largely reflect a reduction in the up-front costs and cash outflows associated with launch of the new revenue coming on board this year.

“Sometimes, the best deals are the ones you decide not to do,” said President and CEO Mark Malcolm. “Following 23 consecutive quarters of meeting or beating the earnings consensus, Tower’s businesses in Europe and North America are now poised to deliver record results, including double-digit earnings growth and strong free cash flow.”

Tower to Host Conference Call Today at 1 p.m. EDT

Tower will discuss its first quarter 2016 results and other related matters in a conference call at 1 p.m. EDT today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com. To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #98915756. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “adjusted EBITDA”, “adjusted EBITDA margin”, “adjusted earnings per share”, “adjusted free cash flow”, and “free cash flow”. We define adjusted EBITDA as net income/(loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this presentation. Adjusted EBITDA margin represents adjusted EBITDA divided by revenues. Adjusted earnings per share exclude certain income and expense items described in the reconciliation provided in this press release. Free cash flow is defined as cash provided by operating activities less cash disbursed for purchases of property, plant and equipment. Adjusted free cash flow is free cash flow excluding cash received or disbursed for customer tooling. We use adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, adjusted free cash flow and free cash flow as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding special items and other expense in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected adjusted EBITDA and diluted adjusted earnings per share, earnings per share from continuing operations and free cash flows, statements regarding the projected financial results for Tower’s business in Brazil and China, and statements regarding new business opportunities and the Company’s future business outlook. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	risks associated with business divestitures; and costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended March 31,
	2016	2015

Revenues	$511,496	$496,628
Cost of sales	453,597	440,138
Gross profit	57,899	56,490
Selling, general, and administrative expenses	33,908	31,532
Amortization expense	116	-
Restructuring and asset impairment charges, net	823	1,031
Operating income	23,052	23,927
Interest expense	7,631	7,850
Interest income	242	125
Other expense	3,576	-
Income before provision for income taxes and equity in profit of joint venture	12,087	16,202
Provision for income taxes	3,703	2,099
Equity in profit of joint venture, net of tax	-	94
Income from continuing operations	8,384	14,197
Income / (loss) from discontinued operations, net of tax	-	(76)
Net income	8,384	14,121
Less: Net income attributable to the noncontrolling interests	6	80
Net income attributable to Tower International, Inc.	$8,378	$14,041

Weighted average basic shares outstanding	21,126,462	21,050,230
Weighted average diluted shares outstanding	21,444,570	21,360,492

Basic income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.40	$0.67
Income / (loss) per share from discontinued operations	-	-
Income per share	0.40	0.67

Diluted income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.39	$0.66
Income / (loss) per share from discontinued operations	-	-
Income per share	0.39	0.66

Dividends declared per share	$0.10	-

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data - unaudited)

	March 31,	December 31,
	2016	2015

ASSETS
Cash and cash equivalents	$74,797	$142,640
Accounts receivable, net of allowance of $973 and $1,287	288,641	250,933
Inventories	76,455	70,633
Prepaid tooling, notes receivable, and other	78,117	71,487
Total current assets	518,010	535,693

Property, plant, and equipment, net	495,162	473,159
Goodwill	61,820	59,340
Investment in joint venture	7,705	7,711
Deferred tax asset	128,406	127,633
Other assets, net	12,449	11,961
Total assets	$1,223,552	$1,215,497

LIABILITIES AND EQUITY
Short-term debt and current maturities of capital lease obligations	$40,992	$30,378
Accounts payable	314,493	297,665
Accrued liabilities	127,507	107,911
Total current liabilities	482,992	435,954

Long-term debt, net of current maturities	362,408	412,218
Obligations under capital leases, net of current maturities	6,018	5,984
Deferred tax liability	6,145	6,167
Pension liability	63,475	65,621
Other non-current liabilities	83,381	82,834
Total non-current liabilities	521,427	572,824
Total liabilities	1,004,419	1,008,778

Stockholders' equity:
Tower International, Inc.'s stockholders' equity
Common stock	$221	$220
Additional paid in capital	338,393	337,864
Treasury stock	(16,689)	(16,067)
Accumulated deficit	(37,763)	(44,030)
Accumulated other comprehensive loss	(72,109)	(80,492)
Total Tower International, Inc.'s stockholders' equity	212,053	197,495
Noncontrolling interests in subsidiaries	7,080	9,224
Total stockholders' equity	219,133	206,719

Total liabilities and stockholders' equity	$1,223,552	$1,215,497

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands - unaudited)

	Three Months Ended March 31,
	2016	2015

OPERATING ACTIVITIES:
Net income	$8,384	$14,121
Less: Income from discontinued operations, net of tax	-	(76)
Income from continuing operations	8,384	14,197

Adjustments required to reconcile income from continuing operations to net cash provided by continuing operating activities:
Deferred income tax provision	$2,996	$167
Depreciation and amortization	18,537	19,908
Non-cash share-based compensation	529	959
Pension income, net of contributions	(2,147)	(3,750)
Change in working capital and other operating items	(24,257)	(38,275)
Net cash provided by / (used in) continuing operating activities	$4,042	$(6,794)

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment, net	$(26,114)	$(9,562)
Net cash used in continuing investing activities	$(26,114)	$(9,562)

FINANCING ACTIVITIES:
Proceeds from borrowings	$146,327	$30,464
Repayments of borrowings	(139,143)	(56,845)
Repayments on Term Loan Credit Facility	(50,000)	-
Proceeds from termination of cross currency swaps	-	32,377
Dividend payment to Tower shareholders	(2,111)	-
Proceeds from stock options exercised	-	112
Purchase of treasury stock	(622)	(6,530)
Noncontrolling interest dividends and other activity	(2,164)	-
Net cash used in continuing financing activities	$(47,713)	$(422)

Discontinued operations:
Net cash from discontinued operating activities	$-	$9,431
Net cash from discontinued investing activities	-	(4,484)
Net cash from discontinued financing activities	-	(2,800)
Net cash from discontinued operations	$-	$2,147

Effect of exchange rate changes on continuing cash and cash equivalents	$1,942	$(3,201)

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(67,843)	$(17,832)

CASH AND CASH EQUIVALENTS:
Beginning of period	$142,640	$148,561

End of period	$74,797	$130,729

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

Segment Data	Three Months Ended March 31,
	2016		2015
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$173,099	$11,891	$189,740	$14,145
Americas	338,397	34,311	306,888	33,925
Consolidated	$511,496	$46,202	$496,628	$48,070

Adjusted EBITDA Reconciliation	Three Months Ended March 31,
	2016	2015
Adjusted EBITDA	$46,202	$48,070
Restructuring and asset impairment charges, net	(823)	(1,031)
Depreciation and amortization	(18,537)	(19,908)
Acquisition costs and other	(116)	(89)
Long-term compensation expense	(3,674)	(3,115)
Interest expense, net	(7,389)	(7,725)
European divestiture expenses	(3,576)	-
Provision for income taxes	(3,703)	(2,099)
Equity in profit of joint venture, net of tax	-	94
Income / (loss) from discontinued operations, net of tax	-	(76)
Net income attributable to noncontrolling interests	(6)	(80)
Net income attributable to Tower International, Inc.	$8,378	$14,041

Adjusted Free Cash Flow Reconciliation	Three Months Ended March 31,
	2016	2015
Net cash provided by / (used in) continuing operating activities	$4,042	$(6,794)
Cash disbursed for purchases of PP&E	(26,114)	(9,562)
Free cash flow	(22,072)	(16,356)
Less: Cash received / (disbursed) for customer-owned tooling	(10,049)	(10,113)
Adjusted free cash flow	$(12,023)	$(6,243)

Net Debt Reconciliation	March 31,	December 31,
	2016	2015
Short-term debt and current maturities of capital lease obligations	$40,992	$30,378
Long-term debt, net of current maturities	370,233	421,180
Debt issue costs	(7,825)	(8,962)
Obligations under capital leases, net of current maturities	6,018	5,984
Total debt	409,418	448,580
Less: Cash and cash equivalents	(74,797)	(142,640)
Net debt	$334,621	$305,940

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Three Months Ended		Three Months Ended
	March 31,		March 31,
	2016	2015	2016	2015

Income / (expense) items included in net income
Selling, general, and administrative expenses
One-time CEO compensation awards	$(647)	$(933)	$(951)	$(933)
Restructuring and asset impairment charges, net
One-time restructuring actions	-	(166)	-	(197)
Interest expense
Mark-to-market gain / (loss) on derivative financial instruments	(1,650)	(1,904)	(2,426)	(1,904)
Acceleration of the amortization of debt issue costs and OID	(503)	(440)	(740)	(440)
Other expense
European divestiture expenses	(2,432)	-	(3,576)	-
Discontinued operations
Income / (loss) from discontinued operations	-	(76)	-	(76)
Noncontrolling interests
Net income attributable to noncontrolling interests	-	9	-	9
Total items included in net income	$(5,232)	$(3,510)

Net income attributable to Tower International, Inc.	$8,378	$14,041

Memo: Average shares outstanding (in thousands)
Basic	21,126	21,050
Diluted	21,445	21,360

Income per common share (GAAP)
Basic	$0.40	$0.67
Diluted	0.39	0.66

Diluted adjusted earnings per share (non-GAAP) *	$0.63	$0.82

*  Excludes the certain items shown above.